MagneGas

Clean Energy • Clean Environment

OTC BB: MNGA
www.MagneGas.com



Plasma Arc Flow™ Refinery



Liquid Waste



MagneGas™ Gaseous Fuel

Investor Presentation

Disclaimer: Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
- Such statements include declarations regarding the intent, belief, or current expectations of the company and its management.
- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's Reports.
- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

MagneGas System

Plasma Arc Flow ™ Refining Systems

The **patented Plasma Arc Flow™ Refinery** gasifies liquid waste (e.g. sewage, sludge, animal manure, glycerin, used antifreeze, oil-based liquids and waste water) into MagneGas™.

- Electrodes are submerged in liquid waste and electricity is fired between them, creating "arcs", superheating (never burning) the waste to 10,000° F
- The liquid breaks down to the atomic level and MagneGas ™ bubbles to the surface for collection
- The refinery runs quietly in a completely sealed environment and emits no odor or noise pollution
- Refinery's small footprint (~200 sq. ft.), mobility and ease of installation enables production of MagneGas™ wherever it is needed


MAGNEGAS™ DEMO STATION
MagneGas™ Storage Tanks
MagneGas™ Compressor
MagneGas™ outlet
Total Recycler –II-300-8
stove for combustion tests
MagneGas™ Powered Car
Liquid waste inlet
MagneGas™ for metal-working

MagneGas
Clean Energy • Clean Environment

Company Profile

MagneGas: A Patented Fuel made from a Patented Process

- Founded in 2007 by **world-renowned** Harvard and MIT physicist
- **Proprietary Plasma Arc Flow ™ refining system** runs high voltage arc through waste oils, municipal sewage or sludge to produce clean burning hydrogen-based fuel called **MagneGas™**
- MagneGas™ fuel is **interchangeable with natural gas, propane and acetylene, but with much lower emissions**; ideal fuel for metal working
- Domestic Application: **clean fuel producer** displacing acetylene (current), Clean fuel to **displace propane and support natural gas (future)**; International Application: **wastewater management solutions** (refinery sales)
- MagneGas now **focusing efforts on R&D** for commercial hydrogen production and **liquefying MagneGas**
- Company **holds U.S. patents** for MagneGas ™ and Plasma Arc Flow ™ technologies









Introductions - Management Team

MagneGas technology developed by Dr. Ruggero Santilli over 30 years of research in clean fuel technology

Dr. Ruggero Santilli, CEO and Chief Scientist

- Former Harvard and MIT Professor of physics and applied mathematics
- Nominated for Nobel Prizes in physics and chemistry
- Funded by the DOE, Dr. Santilli received numerous grants over the last 30 years to research and develop new, chemically unique, clean fuel alternatives; MagneGas is the end result of this research.
- Renowned for broadening Quantum Mechanics theory to predict new, clean energies
- 2009 winner of the "Gold Prize *Mediterraneo*" for Science and Technology

Scott Wainwright, President

- Previously founded and served as CEO of a 30-employee real estate investment firm, growing it quickly to profitability
- Founded and served as CEO of Future Marketing, Inc., servicing leading auto industry brands
- Government contracts expert and GSA certified

Luisa Ingargiola, Chief Financial Officer

- Former Budget and Expense Manager for MetLife, managing $30 MM annual budget
- Previously an Investment Advisor for Boston Capital Partners
- BA in Business Administration from Boston University, MBA in Health Administration from the University of South Florida

Investment Highlights

Patented, Sustainable, Disruptive Technology and Fuel Source

- Patented technology recycles liquid waste, producing a patented hydrogen-based fuel called MagneGas, which the Company believes can become, among other things, the replacement for acetylene, as well as a key additive to natural gas vehicles, drastically reducing emissions
- In some cases, main by-product is sterilized water fit for irrigation

World Class Technology Team

- CEO and Chief Scientist Dr. Santilli nominated for Nobel Prizes in Physics and Chemistry; former Harvard and MIT professor and NASA scientist
- Received numerous DOE research grants for development of chemically unique clean fuel.

Immediate Commercial Applications

- MagneGas and Plasma Flow Arc™ Technology is selling now both in U.S. and globally
- Disruptive technology set to displace current fuel gases such as acetylene and propane, as well as complement natural gas as an additive to reduce emissions

Multiple Revenue Channels

- The Company earns revenue from clean fuel sales (domestic) and big-ticket sales of equipment (international)
- MagneGas is gaining significant momentum in the metal working market

Rapid Growth Potential

- MagneGas expects to grow revenue through rapid growth in production and sales of MagneGas in the acetylene and natural gas markets, as well as through their international licensing agreements in Europe, China, Israel and other foreign markets

MagneGas – Our Revolutionary Fuel Product

MagneGas TM Fuel

- Clean burning with very low green house gas emissions
- Refined from waste liquids, oils, sewage or sludge
- Unsurpassed performance and economy for metal working
- Ideal for powering combustion engines
- Mobile refining units enable on-site gas production
- Low or no feedstock cost (also potential for tipping fees)



MagneGas™ is the **New High Performance GREEN welding and metal-working fuel**. Welders report that MagneGas TM cuts cleaner and faster, produces higher quality cuts with a narrower kerf[1], less slag, no top edge rollover and a smaller heat affected zone. *[Source: Welding Journal]*

[1] *Definition: the width of the groove made by the torch.*

The "Hottest" Trend in Metal Working

MagneGas™ is a Triple Threat to the $5 Billion Global Acetylene Market

1) It's Cleaner

- No harmful emissions – actually *emits* 12.5% oxygen

2) It's Faster

- BTUs directed, not dispersed – target area heats more quickly

3) It's Less Expensive

- Only 80% of Acetylene cylinders usable – MagneGas™ at 100%
- A distribution partner estimates Acetylene costs have risen 50-60% over the last 5 years[1]

Attributes	Acetylene	MagneGas
Slag	Significant	Little to None
Top Edge Rollover	Significant	None
Soot	Significant	None
Noxious/Harmful Fumes	Significant Hazard	Minimal (yields 12% oxygen)
Pooling if Leaked	Significant Hazard	None (lighter than air)
Porous Filler / Stabilizer	20% by Volume	None
Useable Gas in Cylinder	80%	100%

MagneGas ™ Specs
Flame temperature: **5,800° F** or higher




MagneGas™ at Work

MagneGas
Clean Energy • Clean Environment

PRIVATE AND CONFIDENTIAL

Note 1: Price increase estimate according to J&M Acetylene Manufacturing Co.

Key Developments in the Acetylene Market

MagneGas™ is Rapidly Gaining Momentum

Partnerships with Acetylene Manufacturers/Distributors	• J & M Cylinders • Blue Water Industries • TNT Gases
Potential Game Changing Contract with Major US Automotive Manufacturer	• Plans to Convert from Acetylene to MagneGas in 7 plants • Exploring forklift conversion & liquid waste processing
China & Europe Partnership Metal Working Fuel Implications	• Chinese Partner Providing Cylinders & Electrodes • European Partner exploring large strategic acetylene manufacturers as partners to distribute MagneGas
Military Contract Potential	• Major branch of the US Military is currently testing MagneGas; no known competitors exist that are approved for indoor use and perform like acetylene.
Final Stages of Testing with Major Industrial Gas Manufacturer	• Currently extensively testing MagneGas • Success of initial MagneGas testing has led to halting of planned $59mm acetylene manufacturing plant

MagneGas™ vs. Auto Fuels

Environmental Performance

Element	MagneGas™	Natural Gas	Gasoline	EPA Standards
Hydro-carbons	0.026 gm/mi	0.380 gm/mi 2460% of MG emission	0.234 gm/mi 900% of MG emission	0.41 gm/mi
Carbon Monoxide	0.262 gm/mi	5.494 gm/mi 2096% of MG emission	1.965 gm/mi 750% of MG emission	3.40 gm/mi
Nitrogen Oxides	0.281 gm/mi	.732 gm/mi 260% of MG emission	0.247 gm/mi 80% of MG emission	1.00 gm/mi
Carbon Dioxide	235 gm/mi	646.503 gm/mi 275% of MG emission	458.655 gm/mi 195% of MG emission	No EPA standard exists for Carbon Dioxide
Oxygen	9%-12%	0.5%-0.7% 0.04% of MG emission	0.5%-0.7% 0.04% of MG emission	No EPA standard exists for Oxygen

Note: The data were obtained using a Honda Civic adapted to run on natural gas and used with MagneGas ™ without any change in timing and stochiometric ratio. The data on gasoline were obtained via the use of an identical Honda Civic running on gasoline. All data were obtained using the complex EPA routine simulating various city and mountain driving conditions.

MagneGas Fuel – Strategic Target Markets

1 MagneGas™ Initially Targeting Fuel Sales in Three Sizeable Markets



Metal-Working Market – Immediate

- Estimated $5.0 billion global market size ($1.5 billion US market)[1]
- Existing fuels emit highly toxic emissions; no current "green" fuel alternative
- Limited regulatory barriers to entry, sales underway ($7 unit cost[2], $24 sale price)



Industrial Vehicles Market – Medium Term

- Estimated $2 billion market, and growing[3]
- MagneGas™ exceeds all EPA standards and actually emits substantial oxygen, enriching atmosphere (see slide 7)
- Vehicles already in service at Company HQ



Industrial and Home Natural Gas/Hydrogen Market – Long Term

- Expected to grow to a $12 billion market by 2012[4]
- MagneGas™ interchangeable with natural gas, but with substantially lower emissions
- Moderate regulatory barriers, but efficacy already on display at Company HQ

[1]Source: IbisWorld, Company Estimates
[2]Assumes production at full capacity
[3]Source: U.S. Natural Gas Vehicle Market, Clean Energy
[4]Source: International Journal of Hydrogen Energy

MagneGas Refineries– International Markets

2 Equipment Sales – The Plasma Arc Flow™ Refinery, Peripherals and By-Products – International Sales Effort





Plasma Arc Flow™ Refinery units come in a range of sizes and through-put capacities and are built to fit flatbed trailers allowing for simple transportation and a small installed footprint

MagneGas Refineries - Domestic Markets *(cont.)*

3 Municipal, Industrial or Agricultural Waste Water Treatment

Plasma Arc Flow™ can sterilize overflow and sludge in large municipal systems or provide complete treatment for smaller community waste water systems

- Plasma Arc Flow™ Refining is ideal for sterilizing sewage overflow or sludge in large systems
- Small scale system currently in testing at Florida Municipality
- Equipment occupies a small footprint
- Potential to produce water suitable for irrigation with the addition of downstream equipment
- Produces MagneGas™ or Hydrogen as by-products which can help power the treatment facilities





Domestic Distribution :

Fuel Sales

MagneGas™ Retail Platform



Model: Sell Fuel Retail Direct to Florida End Users for Metal Working

Execution

- Received DOT permit to deliver direct to customers within Florida
- Local direct sales at retail prices
- Several large end users already customers
- Large pipeline of additional customers waiting

MagneGas™ Wholesale Platform



Model: Sell fuel wholesale to Regional Gas Distributors

Execution

- Install MagneGas refineries to work as regional filling stations within various existing fuel distributors
- Partner with distributor – we provide fuel, they provide customers and distribution networks
- Distributors in Alabama, Louisiana, Michigan and Pennsylvania
- Twelve additional distributors have expressed interest

MagneGas has **multiple fuel distribution networks**, across such states as Florida, Pennsylvania, Michigan and Alabama

International Expansion Plans

Europe

See following slide

Israel

Announced: May 14, 2009
Footprint: Acquired 20% of Israel MagneGas™ IP owner
Revenue: Israel Company seeking funding

China

See following slide

Mexico

Announced: September 30, 2010
Footprint: Granted interim exclusive market dist. rights, pending Refinery purchase
Revenue: Non-recourse $150,000 received

India &Pakistan[1]

Announced: April 1, 2009
Footprint: Distributing and manufacturing partnership
Revenue: Secured rights to 5% royalties on all equipment sales

United Arab Emirates

Announced: April 3, 2010
Footprint: First international gas sale, opens potentially lucrative Middle East
Revenue: Initial sale of 294 cylinders

Australia & New Zealand

Announced: May 21, 2009
Footprint: Launched third party distributor/ongoing customer
Revenue: Initial fuel sale made, future consideration for Refinery purchase

- Exposure to 7 markets
- Ownership positions in China and Europe markets
- Potential for ongoing royalties in world's 2nd most populous country

[1] *The royalty contract with India/Pakistan is under re- negotiation and the MOU with Mexico has expired and is also under negotiation, the Company can make no assurance as to the final outcome of these negotiations*

Key Market Participation
Growth Capital + Ongoing Opportunities

China

Phase I: Equipment Purchase

- Refinery complete, received full **$1.85 MM**

Phase II: Joint Venture with purchaser DDI[1]

- DDI has invested **$3 MM** in MagneGas
- DDI created JV to administer rights
- MagneGas granted **20%** of JV
- DDI intends to take JV public in Asia
- MagneGas Corp. to participate in ongoing profit sharing through periodic dividends

Europe

- MagneGas Corp. has purchased **20%** of new entity MagneGas Europe[2]
- MagneGas Europe holds exclusive IP rights for Europe
- MagneGas Corp. to participate in ongoing profit sharing through periodic dividends

Paving the Way

- Interest in two premier markets with no infrastructure investment
- Leveraging partner distribution networks for efficient, cost-effective growth

[1] *Beijing-based DDI Industry International (DDI) provides environmental protection and wastewater disposal solutions.*

[2] *MagneGas Europe legally known as MagneGas Arc Applied Solutions Europe, or "MAASE". CEO of MAASE is the son of Dr. Santilli / Magnegas Corp issued 250,000 common shares to purchase 20% rights of MAASE*

Business Segment Analysis

2010 Revenue Mix


10%
90%

Target Revenue Mix


20%
50%
30%

Liquid Waste Services | Equipment | MagneGas™ Fuel and Services

Note: Does not include royalty payments from India/Pakistan market

Segment Gross Margins (Variable Based on Price Points)	
MagneGas™ Fuel and Services	71%
Equipment	60%
Liquid Waste Services	65%

Note: Company estimate, assumes operations at 100% capacity

In 2010 MagneGas relied on a single Refinery sale; in 2011 it has built a fuel ***business***, with multiple Refinery deals in discussion.

Fueling Up – Demand vs. Supply

Fuel Sales Snapshot

- Capacity[1]: 1,000
- Demand[1]: ~20,000

Added Capacity = Immediate, Predictable Growth.

CUSTOMER	TYPE	CURRENT FULFILLMENT[1]	INDICATED DEMAND[1]
Existing Customers			
Blue Water	Distributor	200	2,000
J & M Cylinders	Distributor	100	1,000
TNT Welding	Distributor	10	5,000
Garden Street	Direct Sale	100	300
Large Truck Co	Direct Sale	10	6,000
CTL Transportation	Direct Sale	10	110
Rising Customers			
ABC Automotive	Direct Sale	0	5,000
John's Metals	Direct Sale	0	150
Pipeline Customers			
Trademark Metals	Direct Sale	0	100
TOTAL		**430**	**19,660**

[1]*As measured in weekly cylinders in rotation. Indicated demand is not a guarantee of future sales but an indication of interest*

Future Growth Drivers

Key 2011 Research & Development Milestones

✓ Separation of hydrogen from MagneGas™ for commercial sale

✓ Liquefaction of MagneGas™ to significantly expand applications

General Growth Initiatives

- Expand influential relationships
- Leverage academic ties
- Global media campaign
- Develop strategic partners



Taking the show on the road with the MagneGas Mobile Demo Platform

Capital Structure

	June 2011
Basic Common Stock Issued and Outstanding	**127,291,363**
Underlying Basic Count	
Shares Held by Affiliates Subject to Rule 144	*97,110,000*
Shares Subject to Lock-up/Leak-out Agreements	*7,500,000*
Shares Issued to China Partner DDI	*18,660,969*
Stock Options (various agreements @ $0.04 - $0.15)	1,005,000
Stock Options (@ $0.21)	104,763
Fully Diluted Shares	**128,401,126**

Investment Highlights

Patented, Sustainable, Disruptive Technology and Fuel Source

- Patented technology recycles liquid waste, producing a patented hydrogen-based fuel called MagneGas, which the Company believes can become, among other things, the replacement for acetylene, as well as a key additive to natural gas vehicles, drastically reducing emissions
- In some cases, main by-product is sterilized water fit for irrigation

World Class Technology Team

- CEO and Chief Scientist Dr. Santilli nominated for Nobel Prizes in Physics and Chemistry; former Harvard and MIT professor and NASA scientist
- Received numerous DOE research grants for development of chemically unique clean fuel.

Immediate Commercial Applications

- MagneGas and Plasma Flow Arc™ Technology is selling now both in U.S. and globally
- Disruptive technology set to displace current fuel gases such as acetylene and propane, as well as complement natural gas as an additive to reduce emissions

Multiple Revenue Channels

- The Company earns revenue from clean fuel sales (domestic) and big-ticket sales of equipment (international)
- MagneGas is gaining significant momentum in the metal working market

Rapid Growth Potential

- MagneGas expects to grow revenue through rapid growth in production and sales of MagneGas in the acetylene and natural gas markets, as well as through their international licensing agreements in Europe, China, Israel and other foreign markets

Contact

COMPANY INFORMATION
150 Rainville Road
Tarpon Springs, FL 34689
www.magnegas.com

CONTACT
Luisa Ingargiola, CFO
MagneGas Corporation
727-934-3448
magnegasinfo@gmail.com

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.